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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) May 23, 2001



                                 Citigroup Inc.
             (Exact name of registrant as specified in its charter)


         Delaware                        1-9924               52-1568099
         --------------            ----------------         --------------
         (State or other             (Commission            (IRS Employer
         jurisdiction of             File Number)         Identification No.)
         incorporation)

              399 Park Avenue, New York, New York               10043
            (Address of principal executive offices)         (Zip Code)

                                 (212) 559-1000
              (Registrant's telephone number, including area code)
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                                 CITIGROUP INC.
                           Current Report on Form 8-K

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


       Exhibits:

       Exhibit No.       Description

         1.01 Terms Agreement, dated May 23, 2001, among the Company and Salomon Smith Barney Inc., Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and The Williams Capital Group, L.P., as Underwriters, relating to the offer and sale of the Company's Floating Rate Notes due May 30, 2003.

         4.01            Form of Note for the Company's Floating Rate Notes due
                         May 30, 2003.


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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:  May 29, 2001                          CITIGROUP INC.



                                              By:  /s/ Guy R. Whittaker
                                                   ---------------------------
                                                   Guy R. Whittaker
                                                   Treasurer


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